EXHIBIT 32.1


              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
     AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Zealous, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Milton C. Ault III, Chief Executive Officer and Gary Gottlieb, Chief Financial Officer of the Company do certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:


   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/Milton C. Ault, III
----------------------
CHIEF EXECUTIVE OFFICER AND DIRECTOR


/s/Gary Gottlieb
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CHIEF FINANCIAL OFFICER

Date: November 23, 2009